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                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 17, 1999, included in this Form 10-K into Weatherford International, Inc.'s previously filed Registration Statement File Nos. 33-31662, 33-56384, 33-56386, 33-65790, 33-64349, 333-13531,
333-39587, 333-44345, 333-45207 and 333-53633.








ARTHUR ANDERSEN LLP
Houston, Texas
March 29, 1999